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                                 [LETTERHEAD]



                                                   VIA FACSIMILE (760) 630-8593
25 June 1997                   & U.S. MAIL (Certified, Return Receipt Requested)


John Ellison, Jr.
CINEMASTAR LUXURY THEATERS, INC.
431 College Blvd.
Oceanside, CA 92057

RE:  CITY OF SAN MARCOS
     NOTICE OF CANCELLATION OF 06-25-96 CINEMASTAR GROUND LEASE
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Dear Mr. Ellison:

By way of introduction, this firm serves as City Attorney for the City of San Marcos ("the City"). This letter concerns that certain Ground Lease dated 25 June 1996 by and between the City and Cinema Star Luxury Theaters, Inc. ("the Lease").

Pursuant to Sections 20.1 and 2.2(b)(iv) of the Lease, this constitutes written notice to CinemaStar Luxury Theaters, Inc. that the City, as Landlord, has exercised its right to cancel the Lease by reason of the failure of CinemaStar Luxury Theaters to timely meet its obligations. In accordance with Section 2.2(b)(iv), the parties are henceforth released from any further obligation to the other.

Please be further advised that should you have questions regarding this notice or the now-canceled Lease, they are to be directed to the undersigned and not to the City or to its agents and employees.

Sincerely,

/s/ Helen Holmes Peak

HELEN HOLMES PEAK

cc:  City Manager
     Deputy City Manager
     Charlie Abdi, Koll Real Estate Group
     Jon Meloan, Esq., CinemaStar (Certified, Return Receipt Requested)